W:\Restructuring\Co-Active\J.Crew\Presentations\2019.10.28 - Term Loan Lender Presentation\Monet Term Loan Lender Presentation_v44.PPTX Time Stamp : 9 March 2017 10:42:26 Madewell / J. Crew Recapitalization & Term Loan Exchange December 2, 2019 Exhibit 99.1

Disclaimer Confidential By accepting this presentation, recipients acknowledge that they have read, understood and accepted the terms of this Disclaimer. This presentation is subject to the confidentiality provisions set forth in (i), if relevant, the recipient’s applicable Non-Disclosure Agreement and (ii) that certain Amended and Restated Credit Agreement, dated as of March 5, 2014 (as amended, restated and/or otherwise modified), by and among, inter alios, J. Crew, the lenders from time to time party thereto and Wilmington Savings Fund Society, FSB, as administrative agent for such lenders (including, without limitation, Section 10.08 therein). This presentation is the property of, and contains the proprietary and confidential information of J. Crew Group, Inc. and its subsidiaries (collectively, the "Company"), as well as proprietary and confidential information regarding the Company’s business related to its Madewell brand (“Madewell”) and the businesses of the Company other than Madewell (“J. Crew”), each on a standalone basis. This presentation is being provided for informational purposes only and is intended solely to facilitate a discussion regarding a potential restructuring of the Company’s indebtedness. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person as to the accuracy, completeness, reasonableness or fairness of any information contained in this presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. No information included in this presentation constitutes, nor can it be relied upon as, legal, tax, investment or other advice. Recipients should consult their independent advisors. This presentation includes summaries of existing instruments, agreements and other documentation. These summaries do not constitute, and cannot be relied upon for, legal, tax, investment or other advice and the Company accepts no responsibility or liability whatsoever for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Recipients should read the terms of the instruments, agreements or other documentation underlying such summaries in their entirety. Accordingly, this presentation should not be relied upon for the purpose of evaluating the performance of the Company or for any other purpose, and neither the Company nor any of its affiliates, directors, officers, partners, employees, agents or advisers nor any other person, shall be liable for any direct, indirect or consequential liability, loss or damages suffered by any person as a result of this presentation or their reliance on any statement, estimate, target, projection or forward-looking information in or omission from this presentation and any such liability is expressly disclaimed. In all cases, interested parties should conduct their own investigation and analysis of the Company and the information contained herein. This presentation should not be considered as a recommendation by the Company or any affiliate or other person in relation to the Company or any of its subsidiaries, nor does it constitute an offer to sell or a solicitation for an offer to buy the securities, assets or business of the Company, J. Crew, Madewell or Chinos SPV (as defined herein) nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction or pursuant to an exemption therefrom. This presentation shall not form the basis of any contract. Any references to any particular transaction are for illustrative purposes only. No representation or warranty, express or implied, is or will be given by the Company or its affiliates, directors, officers, partners, employees, agents or advisers or any other person (including, without limitation, Chinos SPV) as to the accuracy, completeness, reasonableness or fairness of any information contained in this presentation and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. THIS PRESENTATION MAY CONTAIN MATERIAL, NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES FEDERAL SECURITIES LAWS WITH RESPECT TO THE COMPANY AND ITS SUBSIDIARIES AND THEIR RESPECTIVE SECURITIES. All amounts in this presentation are in USD unless otherwise stated. Cautionary Note Regarding Forward-Looking Information, Forecasts and Projections This presentation contains forward-looking statements, including forecasts and projections, that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements include projections and forecasts relating to the Company’s, J. Crew’s, Madewell’s and/or Chinos SPV’s financial condition, potential value, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “contemplate,” “assume,” “will,” “may,” “could,” “would,” “continue,” “likely,” “should,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this report. Important factors that could cause our actual results to differ include, but are not limited to, market conditions, our substantial indebtedness, our substantial lease obligations, our ability to anticipate and timely respond to changes in trends and consumer preferences, the strength of the global economy, competitive market conditions, our ability to attract and retain key personnel, our ability to successfully develop, launch and grow our newer concepts and execute on strategic initiatives, product offerings, sales channels and businesses, our ability to implement our growth strategy, material disruption to our information systems, compromises to our data security, our ability to maintain the value of our brands and protect our trademarks, our ability to implement our real estate strategy, changes in demographic patterns, adverse or unseasonable weather or other interruptions in our foreign sourcing, customer call, order fulfillment or distribution operations, increases in the demand for or prices of raw materials used to manufacture its products, trade restrictions or disruptions and other factors as set forth in the Company’s annual report on Form 10-K for the fiscal year ended February 2, 2019 and its other SEC filings. WE DO NOT, AS A MATTER OF COURSE, PUBLICLY DISCLOSE PROJECTIONS AS TO OUR FUTURE REVENUES, EARNINGS OR CASH FLOWS. SOLELY IN CONNECTION WITH OUR CONSIDERATION OF A POTENTIAL TRANSACTION, CERTAIN PROJECTIONS OF OUR FUTURE FINANCIAL PERFORMANCE OF OUR OPERATING BUSINESSES WERE PREPARED AND INCLUDED HEREIN. ACCORDINGLY, WE DO NOT INTEND TO REVIEW, UPDATE OR OTHERWISE REVISE THE PROJECTIONS. THE PROJECTIONS SET FORTH HEREIN WERE NOT PREPARED TO CONFORM WITH PUBLISHED GUIDELINES OF THE SEC, ANY STATE SECURITIES COMMISSION OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PREPARATION AND PRESENTATION OF PROSPECTIVE FINANCIAL INFORMATION. THE COMPANY’S INDEPENDENT ACCOUNTANTS HAVE NOT COMPILED, EXAMINED OR PERFORMED ANY PROCEDURES WITH RESPECT TO THE PROJECTIONS, NOR HAVE THEY EXPRESSED ANY OPINION OR ANY OTHER FORM OF ASSURANCE WITH RESPECT THERETO OR THEIR ACHIEVABILITY. ALL FORWARD-LOOKING INFORMATION, INCLUDING THE PROJECTIONS, REFLECT NUMEROUS ASSUMPTIONS AND ESTIMATES, ALL MADE BY MANAGEMENT WITH RESPECT TO INDUSTRY PERFORMANCE, GENERAL BUSINESS, ECONOMIC, MARKET AND FINANCIAL CONDITIONS AND OTHER MATTERS, ALL OF WHICH ARE DIFFICULT TO PREDICT AND SUBJECT TO THE RISKS AND UNCERTAINTIES DESCRIBED ABOVE, AND MANY OF WHICH ARE BEYOND THE COMPANY’S CONTROL. THERE CAN BE NO ASSURANCE THAT THE ASSUMPTIONS AND ESTIMATES MADE IN PREPARING THE FORWARD-LOOKING INFORMATION AND PROJECTIONS SET FORTH HEREIN WILL PROVE ACCURATE. ALL FORWARD-LOOKING INFORMATION, BY ITS NATURE, IS INHERENTLY UNCERTAIN. THE FORWARD-LOOKING INFORMATION CONTAINED HEREIN HAS BEEN PROVIDED FOR INDICATIVE PURPOSES ONLY, IS PRELIMINARY, IS NOT A GUARANTEE OF FINANCIAL PERFORMANCE AND REMAINS SUBJECT TO CHANGE, INCLUDING DUE TO THE VARIOUS SIGNIFICANT RISKS, UNCERTAINTIES ANY OTHER FACTORS DESCRIBED ABOVE. ACCORDINGLY, FOR THESE REASONS, WE CAUTION YOU AGAINST RELYING ON ANY FORWARD-LOOKING INFORMATION. Unless stated otherwise, all information herein speaks only as of (1) the date hereof, in the case of information about the Company, J. Crew or Madewell, (2) the date of such information, in the case of information from persons other than the Company. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. The historical financial information in this presentation includes information that is not presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Non-GAAP financial measures may be considered in addition to GAAP financial information, but should not be used as substitutes for the corresponding GAAP measures. Non-GAAP measures in this presentation may be calculated in ways that are not comparable to similarly titled measures reported by other companies.

Table of Contents CONFIDENTIAL 1 2 Executive Summary Transaction Details

IExecutive Summary Executive Summary

Chinos Holdings, Inc. and certain of its subsidiaries (collectively, “Chinos” or the “Company”) have entered into a Transaction Support Agreement (“TSA”) with certain Term Loan Lenders, Preferred Stockholders, IPCo Noteholders, and the Sponsors that will enable the Company to (i) separate the Company’s J.Crew business (“J.Crew”) and Madewell business (“Madewell”), (ii) IPO Madewell and (iii) recapitalize the Company’s balance sheet pursuant to (a) a series of exchanges and conversions whereby certain debt and equity securities of Chinos are exchanged or converted into Chinos SPV (as defined below) securities and (b) a new investment from the Sponsors (collectively, the “Transaction”) Chinos SPV is a new special purpose entity that will own (i) the outstanding stock in Madewell that is not sold in the IPO and (ii) 100 percent of the outstanding voting stock in J.Crew The Transaction, if consummated, will facilitate the legal separation of Madewell and allow Madewell to conduct an IPO at a valuation multiple in the public markets that is appropriate for its profitability and growth profile, and generate cash proceeds that can be utilized to recapitalize the current capital structure On a pro forma basis, J.Crew will have a deleveraged balance sheet, substantial liquidity and the financial flexibility for management to capitalize on its recent momentum, with a continued focus on returning the iconic brand to profitable growth over time ahead of the maturity of the IPCo Notes The Transaction is supported by certain investors and the Sponsors, who collectively hold in excess of the majority of the Term Loans due 2021 Additionally, the Sponsors have agreed to invest up to $150 million (the “Sponsor Investment”) in New Series A-1 Secured Notes due 2025 (the “New Series A-1 Secured Notes”) and/or New Series A-2 Secured Notes due 2025 (the “New Series A-2 Secured Notes” and together with the New Series A-1 Secured Notes, the “New Series A Secured Notes”) issued by Chinos SPV to facilitate the Transaction and augment the cash paydown of the existing Term Loan Project Monet I Executive Summary Executive Summary — Transaction Overview 1 Note:This presentation does not include a complete description of all of the terms of the Transaction. See the Company's Form 8-K filed on December 2, 2019 for documents and additional detail regarding the Transaction.

The Company is asking the Term Loan Lenders to exchange their Term Loans at par plus accrued interest1 for their pro rata share, based on total Term Loans outstanding of: (i) a minimum of ~$928 million in cash (~69% of the projected outstanding Term Loan balance)2 and (ii) the balance in New Series A-1 Secured Notes issued by Chinos SPV (subject to a cap of $420 million) (the “Term Loan Exchange”) The exact mix of cash and New Series A-1 Secured Notes provided to Term Loan Lenders in the Term Loan Exchange will principally be a function of the amount of (i) Madewell IPO proceeds and (ii) proceeds from a term loan (the “New Madewell Term Loan”) that will be borrowed by Madewell contemporaneously with the closing of the IPO The exchange will always be effectuated at par plus accrued interest and the cash consideration mix will never be less than ~69% of the total exchange consideration2 Consenting Term Loan Lenders will also be provided with oversubscription rights regarding the New Series A-1 Secured Notes to the extent they want to receive more than their pro rata share of these securities If the New Series A-1 Secured Notes are oversubscribed, preference will be given in allocation of the New Series A-1 Secured Notes to Term Loan Lenders that have agreed to receive greater than their pro rata share of the New Series A-1 Secured Notes Consenting Term Loan Lenders that execute a joinder to the TSA ON OR BEFORE DECEMBER 10, 2019 AT 5:00 PM EST (the “TSA Lender Parties”) will receive their pro rata share of additional consideration payable upon the closing of the Transaction in the form of Chinos SPV common equity See page 7 for additional detail The Transaction is conditioned upon, among other things, receipt of requisite cash proceeds to facilitate the Transactions Additionally, the TSA requires the Madewell LTV3 through the New Series A-1 Secured Notes at closing to be less than or equal to 61% and the Madewell LTV through the New Series D Preferred Units (as outlined herein) to be less than or equal to 130%3 The Term Loan Exchange is expected to commence in early 2020, and the Transaction is expected to close on or before March 18, 20204, the outside date pursuant to the TSA Project Monet I Executive Summary Executive Summary — Transaction Overview (cont’d) All accrued interest will be paid in cash. For illustrative purposes only, based on the estimated Term Loan principal plus accrued and unpaid interest as of February 28, 2020. See page 12 for additional detail regarding the Madewell LTV calculation. Can be extended to April 30, 2020, with majority consent of the initial TSA parties (those who were party prior to December 2, 2019) obtained on or before February 24, 2020. 2

Executive Summary — Transaction Structure

LEGAL SEPARATION		▪ Legal separation of J.Crew and Madewell effectuated via a taxable spinoff of the J.Crew business ▪ J.Crew and Madewell execute transition service agreements wherein J.Crew agrees to provide certain business functions and services at a predetermined cost to Madewell to facilitate ongoing operations post-separation
CHINOS SPV		▪ A special purpose vehicle, Chinos SPV, will be created to hold the outstanding stock in Madewell not sold in the proposed IPO and the outstanding voting stock in J.Crew ▪ The Chinos SPV will issue secured notes and preferred equity securities that will be used to effectuate the recapitalization of the Company's balance sheet and maintain the current claims priority waterfall, with the exception of a portion of the new series B preferred units (the "New Series B Preferred Units") ▪ The common equity units of Chinos SPV will be held by the existing common equity holders, the Sponsors, and TSA Lender Parties
SUMMARY OF NEW CAPITAL	MADEWELL	▪ IPO of a portion of Madewell's common equity (the "Madewell IPO") ▪ Issuance of the New Madewell Term Loan, as well as a new $125 million ABL facility (the "New Madewell ABL")
	J.CREW	▪ A new $275 million ABL facility (the "New J.Crew ABL"), under which up to $50 million is anticipated to be drawn at closing
	CHINOS SPV	▪ The Chinos SPV will issue up to $570 million of New Series A-1 Secured Notes, comprised of: – (i) up to $420 million on account of the Term Loan Exchange; and – (ii) up to $150 million on account of the Sponsor Investment • At their sole discretion, the Sponsors can subordinate all or a portion of the Sponsor Investment in New Series A-1 Secured Notes into New Series A-2 Secured Notes at closing
TREATMENT OF EXISTING OBLIGATIONS	ABL	▪ Repaid in cash in full with proceeds from the proposed Madewell IPO and New Madewell Term Loan
	TERM LOAN	▪ Term Loan Lenders exchange their holdings at par plus accrued interest for their pro rata share of: – Cash consideration of at least ~$928 million (illustratively assuming a February 28, 2020 Transaction closing) funded by the Madewell IPO, New Madewell Term Loan, and the Sponsor Investment cash proceeds; and – The balance in New Series A-1 Secured Notes (subject to a cap of $420 million) ▪ TSA Lender Parties will receive their pro rata share of additional consideration payable upon the closing of the Transaction in the form of Chinos SPV common equity, based on the LTV Grid at closing[1]
	SERIES A & B PREF. STOCK	▪ Converted at par plus accrued dividends into New Series C Preferred Units issued by the Chinos SPV
	IPCO NOTES	▪ Remain outstanding with certain enhancements of their existing terms and with the Term Loan call right being transferred to the holders of the New Series A-1 Secured Notes – Remaining interest payments through maturity will be prefunded into a restricted cash account at J.Crew Brand, LLC (the "IPCo Restricted Cash"), funded in part with proceeds from the New J.Crew ABL draw – Additional collateral support equal to the outstanding principal amount of the IPCo Notes in the form of liens on a special purpose vehicle holding preferred securities issued by Chinos SPV comprised of: (i) $199 million of New Series B Preferred Units[2] and (ii) $149 million of new series D preferred units (the "New Series D Preferred Units")

1 See page 7 for detailed allocation of the Chinos SPV common equity.
2 For illustrative purposes only, based on the estimated principal plus accrued and unpaid interest as of February 28, 2020.

3

Project Monet I Executive Summary Executive Summary — Key Transaction Highlights Madewell IPO The separation of Madewell and J.Crew facilitates the IPO of a portion of Madewell’s common equity Separating Madewell will allow it to pursue an IPO at a valuation multiple in the public markets that is appropriate for its profitability and growth profile and generate meaningful proceeds that can be utilized to recapitalize the current capital structure Substantial term loan Cash paydown Provides all Term Loan Lenders with aggregate cash consideration of at least ~$928 million, or ~69% of outstanding Term Loan claims1 Amount of cash consideration could increase depending on the ultimate magnitude of Madewell IPO and New Madewell Term Loan proceeds Attractive term loan Exchange Consideration / investment opportunity The terms of the New Series A-1 Secured Notes provide attractive economics for participating Term Loan Lenders First Lien on Madewell and J.Crew equity held by the Chinos SPV Receive first pay down with any proceeds generated from potential sales of J.Crew or Madewell common equity post-closing held by the Chinos SPV Coupon of 9% - 14% paid-in-kind depending on the LTV Grid at closing2 Maximum Madewell LTV2 through the New Series A-1 Secured Notes at closing of 61% and a maintenance covenant tested beginning 2.75 years after closing Oversubscription rights with respect to the New Series A-1 Secured Notes provide consenting Term Loan Lenders an attractive incremental investment opportunity Replicates existing collateral waterfall Replicates existing collateral and priority waterfall for Term Loan Lenders with respect to both Madewell and J.Crew value Significant deleveraging Generates cash proceeds of ~$1.2 billion1 or more to facilitate material deleveraging of the Company’s balance sheet Provides both J.Crew and Madewell with enhanced liquidity and appropriate capital structures to enable their respective management teams to invest in each business to facilitate growth Consideration for early participants TSA Lender Parties (Term Loan Lenders that execute a joinder to the TSA on or before December 10, 2019) will receive their pro rata share of additional consideration payable upon the closing of the Transaction in the form of Chinos SPV common equity The amount of Chinos SPV common equity provided will depend on the LTV Grid2 and the amount of New Series A Secured Notes issued at closing See page 7 for additional detail Key transaction highlights For illustrative purposes only, based on the estimated Term Loan principal plus accrued and unpaid interest as of February 28, 2020. Based on the LTV Grid, as described herein. 4

IIFinancial Overview Transaction Details

Pro Forma Corporate Structure

The separation of the J.Crew and Madewell businesses will be effectuated via a taxable spinoff of J.Crew, pursuant to which 100% of the outstanding voting stock of J.Crew and the Madewell common equity not sold in the IPO will be owned by Chinos SPV

- Chinos SPV will be required to repay its outstanding securities with the net cash proceeds from any monetization of J.Crew or Madewell common equity post-closing
- Chinos SPV will be initially managed by a board of 3 managers (2 will be appointed by the Sponsors, and 1 will be appointed by the majority of non-Sponsor holders of New Series C Preferred Units), who will dictate, among other things, when to sell the J.Crew and Madewell common equity held by the Chinos SPV

PRO FORMA CORPORATE STRUCTURE



Existing Common Equity Holders
Sponsors and TSA Lender Parties
77.5-90.0%[1]
10.0-22.5%[1]
Public
Chinos SPV
New Series A-1 Secured Notes Up to $570mm
New Series A-2 Secured Notes $TBDmm
New Series B Preferred Units $199mm[4]
New Series C Preferred Units $341mm
New Series D Preferred Units $149mm
TBD%
(1-TBD)%
100%[2]
100%
Chinos Holdings, Inc. (Madewell)
NewCo
BD Holdco
issued to
Madewell Inc.
New Madewell ABL Facility $--mm
New Madewell Term Loan $TBDmm
Chinos Intermediate Holdings A, Inc.
PIK Notes
PIK LLC
Madewell Subs
J. Crew Group, LLC
New J.Crew ABL Facility
J. Crew Operating LLC
First Lien / Contribution Agreement
Guarantee
Guarantee
Other Domestic Subs
J. Crew, LLC
Foreign Subs
J. Crew International, LLC
IPCo Notes $348mm
J. Crew Brand, LLC
$90mm restricted cash
J. Crew Brand Corp.
J. Crew International Brand, LLC
J. Crew Domestic Brand, LLC

CHINOS SPV CAPITALIZATION

- Chinos SPV will be capitalized with four new equity securities and two new series of debt securities that have liens/liquidation preferences according to the current lien/priority waterfall with respect to both J.Crew and Madewell Value, with the exception of a portion of the New Series B Preferred Units
  - New Series A Secured Notes: Aggregate amount of the Sponsor Investment and Term Loans exchanged into Series A
  - New Series B Preferred Units: IPCo intercompany loan[3], including accrued interest, outstanding at closing, plus $50 million
  - New Series C Preferred Units: Old Series A and B Preferred Stock, including accrued dividends, outstanding at closing
  - New Series D Preferred Units: The IPCo Notes principal less the amount of New Series B Preferred Units
  - Chinos SPV Common Equity Units: Held by existing common equity holders, the Sponsors, and TSA Lender Parties
- The securities will be repaid in cash with the net proceeds from any monetization of Madewell common equity or J.Crew common equity held by the Chinos SPV, according to the lien/liquidation preferences

Note: As of February 28, 2020.

1 Pro forma equity ownership dependent on the LTV Grid, as described herein. Additional Chinos SPV common equity may be issued in connection with the New Series A-2 Secured Notes, subject to certain anti-dilution protections for Consenting Support Parties (as defined in the TSA), among other terms. See the TSA Term Sheet Exhibit page 1 footnote 5 for additional information.

2 100% voting common stock; non-voting common stock is held by Management.

3 Existing intercompany loan owed by J.Crew Group Inc. to J.Crew Brand, LLC.

4 Reflects estimated outstanding balance, plus accrued and unpaid interest on the IPCo intercompany loan as of February 28, 2020 plus $50 million.

5

Represents illustrative cash proceeds generated from the Madewell IPO and the New Madewell Term Loan ~$357 million of Madewell and New J.Crew ABL Proceeds utilized to (i) pay down the entirety of estimated ABL borrowings as of Feb 28, 2020, (ii) pay Transaction related fees and expenses (including a reserve for cash taxes), and (iii) fund IPCo Restricted Cash in an amount equal to the remaining IPCo Notes interest payments3 Consenting Term Loan Lenders to receive between 69% and 100% of aggregate principal plus accrued interest in cash at closing1 1 Illustrative Sources & Uses at Closing Project Monet II Financial Overview Transaction Sources and Uses ($ in millions) 2 3 1 Selected Commentary 2 3 3 Note: Assumes balance sheet cash pre-separation funds post-separation balance sheet cash at J.Crew and Madewell. For illustrative purposes only, based on the estimated Term Loan principal plus accrued and unpaid interest as of February 28, 2020. For illustrative purposes only. Does not assume an actual transaction or valuation. Actual results will depend on IPO size and public offering price and completion of an IPO. 3 Financing and IPO fees assumed to be constant for illustrative purposes. The table below illustrates the Transaction sources & uses assuming an illustrative range of cash proceeds generated from the Madewell IPO and Madewell Term Loan issuance based on an illustrative February 28, 2020 closing date The amount of cash consideration provided to consenting Term Loan Lenders is principally dependent upon the amount of cash proceeds generated from the Madewell IPO and New Madewell Term Loan (the “Madewell Debt and IPO Proceeds”) Based on the assumptions below, under a scenario in which the Madewell Debt and IPO Proceeds total $1.505 billion, the Term Loan would be paid off in full in cash In any scenario, consenting Term Loan Lenders will receive minimum cash consideration of ~69% of total Term Loan claims1 Consenting Term Loan Lenders receive Term Loan Exchange consideration of not more than their pro rata portion of total Term Loans outstanding, unless such Term Loan Lender elects to receive a greater proportion of New Series A-1 Secured Notes 2 6

Project Monet II Financial Overview Term Loan Exchange & TSA Solicitation Term loan exchange Consenting Term Loan Lenders will be paid in full at par plus accrued interest in the form of their pro rata share of: (i) A minimum of ~$928 million of cash (based on February 28, 2020 Transaction closing); and (ii) The balance in New Series A-1 Secured Notes (up to a cap of $420 million) Pro rata portion of each Term Lender calculated based on aggregate outstanding Term Loans, subject to (i) ability of each Term Lender to elect greater than pro rata share and (ii) oversubscription mechanics Consenting Term Loan Lenders have the option to elect to receive a higher proportion of New Series A-1 Secured Notes as consideration for their Term Loan holdings, subject to a maximum issuance of $420 million of New Series A-1 Secured Notes in conjunction with the Term Loan Exchange If the New Series A-1 Secured Notes are oversubscribed, preference will be given in allocation of the New Series A-1 Secured Notes to Term Loan Lenders that have agreed to receive greater than their pro rata share of the New Series A-1 Secured Notes The Term Loan Exchange is not backstopped, and therefore requires obtaining subscriptions for the full amount of New Series A-1 Secured Notes required to fund the Transaction TSA Exchange Consideration TSA Lender Parties (Term Loan Lenders that execute joinders to the TSA on or before December 10, 2019 by 5:00pm est) will receive, together with the Sponsor Investment, 10.0% - 22.5% of the common equity of the Chinos SPV1 allocated per the below: TSA Lender Party Exchange Equity Allocation: a proportion equal to (i) aggregate Term Loans exchanged by assignment into New Series A-1 Secured Notes divided by (ii) the total New Series A Secured Notes at Transaction closing (the “TSA Exchange Equity”) Sponsor Investment TSA Equity Allocation: a proportion equal to (i) the amount of the Sponsor Investment divided by (ii) the total New Series A Secured Notes at Transaction closing The table below illustrates the TSA Exchange Equity that would be provided to TSA Lender Parties under a range of assumptions (see page 12 for additional details regarding the Madewell LTV calculation): Key terms Based on the LTV Grid, described herein. 7

Project Monet II Financial Overview New Series A-1 Secured Notes Initial Issue Amount Up to $570 million, including up to $420 million issued pursuant to the Term Loan Exchange and up to $150 million on account of the Sponsor Investment Amount of issuance to be determined based on the Transaction Threshold Amount minus the net cash proceeds of the Madewell IPO, New Madewell Term Loan, and available New J.Crew ABL proceeds “Transaction Threshold Amount” is the sum of (i) outstanding ABL (including accrued interest), (ii) outstanding Term Loans (including accrued interest), (iii) all fees and expenses incurred in connection with the Transactions (including a reserve for cash taxes), and (iv) the IPCo Restricted Cash balance at close maturity 5.5 years collateral First Lien on (i) retained Madewell common equity and (ii) J.Crew common equity held by Chinos SPV Coupon (PIK) 9.0% - 14.0% per annum, compounding semiannually1 Coupon rate to be determined based on the LTV Grid (as defined herein) at closing Redemption Mandatory: The net cash proceeds generated from any potential monetization of J.Crew or Madewell common equity held by the Chinos SPV must be applied to ratably pay down the New Series A-1 Secured Notes at par plus accrued and unpaid interest Optional: The Series A-1 Secured Notes can be redeemed, in whole or in part, at any time at par plus accrued and unpaid interest covenants Customary affirmative and negative covenants Restricted subsidiaries include all subsidiaries of Chinos SPV, except for Chinos Holdings, Inc. (Madewell) and, at the election of the Chinos SPV, the IPCo group companies and a new subsidiary of Chinos Intermediate Holdings A, Inc. that will provide credit support for the IPCo Notes Financial Covenant LTV Grid Covenant: Maximum Madewell LTV through the New Series A-1 Secured Notes of 61%1 Tested beginning 2.75 years after closing and quarterly thereafter Default of springing covenant allows holders of the majority of the New Series A-1 Secured Notes to appoint one manager to the Board of Chinos SPV (the “Default Manager”) The Default Manager may require the Chinos SPV to sell or effect a redemption of New Series A-1 Secured Notes through payment in kind of the Madewell common equity held by the Chinos SPV (provided that not more than 20% of Madewell common equity is sold or paid in either any one fiscal quarter or 90-day period) Key terms 8 Note: See the Series A-1 and Series A-2 Senior Secured Notes due 2025 term sheet that is attached to the TSA for a comprehensive description of the Series A-1 Notes. Based on the LTV Grid, described herein.

Sponsor Investment

KEY TERMS		
OVERVIEW		▪ Up to $150 million new money investment from the Sponsors in New Series A-1 Secured Notes – In their sole discretion, the Sponsors can elect to subordinate a portion of their New Series A-1 Secured Notes into New Series A-2 Secured Notes at closing in order to facilitate compliance with the maximum LTV through New Series A-1 Secured Notes closing condition ▪ The Sponsors will receive an allocation of the 10.0-22.5% of Chinos SPV common equity[1], shared pro rata with TSA Lender Parties based on the aggregate amount of Term Loans exchanged for New Series A-1 Secured Notes
NEW SERIES A-2 SECURED NOTES	INITIAL ISSUE AMOUNT	▪ Up to $150 million, to the extent that the Sponsors elect to subordinate all or a portion of their New Series A-1 Secured Notes at closing
	MATURITY	▪ Same as New Series A-1 Secured Notes
	COLLATERAL	▪ Second Lien on (i) retained Madewell common equity and (ii) J.Crew common equity held by Chinos SPV
	COUPON (PIK)	▪ Same as New Series A-1 Secured Notes
	REDEMPTION	▪ Mandatory: To the extent the New Series A-1 Secured Notes have been paid down in full, the net cash proceeds generated from any potential monetization of J.Crew or Madewell common equity held by the Chinos SPV must be applied to ratably redeem the New Series A-2 Secured Notes ▪ Optional: To the extent the New Series A-1 Secured Notes have been paid down in full, the Series A-2 Secured Notes can be redeemed, in whole or in part, at any time at par plus accrued and unpaid interest
	COVENANTS	▪ Same as New Series A-1 Secured Notes
	FINANCIAL COVENANT	▪ None

Note: See the Series A-1 and Series A-2 Senior Secured Notes due 2025 term sheet that is attached to the TSA for a comprehensive description of the Series A-2 Notes.

1 Based on the LTV Grid, described herein. Additional Chinos SPV common equity may be issued in connection with the New Series A-2 Secured Notes, subject to certain anti-dilution protections for Consenting Support Parties (as defined in the TSA), among other terms. See the TSA Term Sheet Exhibit page 1 footnote 5 for additional information.

9

Preferred Stock Conversion

KEY TERMS		
TRANSACTION STRUCTURE		▪ Chinos Holdings, Inc. Series A Preferred Stock: Converted into New Series C Preferred Units issued by Chinos SPV at par plus accrued and unpaid dividends – Holders of at least 66% of the existing Series A Preferred Shares will cause the certificate of designation of the Series A Preferred Shares to be amended in order to facilitate the automatic mandatory conversion of the Series A Preferred Shares into New Series C Preferred Units concurrent with the consummation of the Madewell IPO ▪ Chinos Holdings, Inc. Series B Preferred Stock: Converted into New Series C Preferred Units issued by Chinos SPV at par plus accrued and unpaid dividends – The Sponsors will cause the certificate of designation of the existing Series B Preferred Shares to be amended in order to facilitate the automatic mandatory conversion of the Series B Preferred Shares into New Series C Preferred Units concurrent with the consummation of the Madewell IPO
NEW SERIES C PREFERRED UNITS	SECURITY	▪ Chinos SPV Preferred Equity
	AMOUNT	▪ Equal to the total outstanding accrued balances of existing Chinos Holdings, Inc. Series A and Series B Preferred Stock on the Closing Date – $341 million projected as of February 28, 2020[1]
	PRIORITY	▪ Fourth lien/priority waterfall position on (i) retained Madewell common equity and (ii) J.Crew Common Equity held by Chinos SPV
	DIVIDEND (PIK)	▪ 12.5% - 17.5% per annum, compounding semiannually – Dividend rate increases by 50 basis points 36 months after the Closing Date, and an additional 50 basis points every 6 months thereafter – Dividend rate to be determined based on the LTV Grid (as defined herein) at closing
	FINANCIAL COVENANTS	▪ LTV Grid Covenant: Maximum Madewell LTV through the New Series C Preferred Units commences four years post close and is tested quarterly thereafter – Covenant level to reflect LTV through the New Series C Preferred Units at close of 115% adjusted for PIK accretion on the New Series A Secured Notes and New Series C Preferred Units through the test dates

1 Amount includes dividend due September 15, 2019 that was paid-in-kind.

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Project Monet II Financial Overview IPCo Noteholder Treatment Overview IPCo Notes to remain outstanding Remaining interest payments ($90 million as of February 28, 2020) to be pre-funded with proceeds from the Transaction into a restricted cash account held by J.Crew Brand, LLC that will be pledged as collateral to the IPCo Notes The IPCo Notes will be amended to facilitate the transaction structuring described below The IPCo Notes’ collateral package will be enhanced by contributions from BD Holdco (as defined herein), which will hold the New Series B Preferred Units and New Series D Preferred Units issued by Chinos SPV and the related waterfall rights associated therewith New Series B Preferred Units: Initial Issuance: An amount equal to the existing IPCo intercompany loan plus $50 million ($199 million as of February 28, 2020) Chinos SPV Lien/Waterfall Priority: Third Dividend: None New Series D Preferred Units: Initial Issuance: An amount equal to the principal balance of the IPCo Notes less the New Series B Preferred Units initial issuance amount ($149 million as of February 28, 2020) Chinos SPV Lien/Waterfall Priority: Fifth Dividend: None New Series B and New Series D Preferred Units Structure Chinos SPV will issue the New Series B Preferred Units and the New Series D Preferred Units to a new LLC owned directly by Chinos SPV (“BD Holdco”) BD Holdco will be 100% owned by Chinos SPV and its sole purpose will be to hold the New Series B and New Series D Preferred Units and it will be prohibited from conducting any other business or incurring any other debt / liens IPCo Noteholders will be third party beneficiaries of a contribution agreement between BD Holdco (as payor) and J.Crew Brand, LLC (as payee), pursuant to which BD Holdco will contribute all cash it receives with respect to the New Series B and New Series D Preferred Units to J.Crew Brand, LLC, together with a portion of cash from the restricted cash account Any such cash distributions would be used to redeem the then-outstanding principal amount of the IPCo Notes, including any applicable make-whole or premium The contribution agreement would terminate upon (i) the payment in full of the New Series B Preferred Units and New Series D Preferred Units or (ii) the payment in full of the IPCo Notes (if not otherwise assigned to a third-party at J.Crew Brand, LLC’s election) BD Holdco will grant the IPCo Noteholders a first priority lien on all assets and J.Crew Brand, LLC will pledge its rights under the contribution agreement as additional collateral for the IPCo Noteholders A default on the IPCo Notes would trigger a new secured guarantee from BD Holdco, which can be enforced by the IPCo Notes Trustee Transaction structure 11

The applicable coupon / dividend rates for the New Series A-1 Secured Notes, New Series A-2 Secured Notes (if any), and New Series C Preferred Units, as well as the amount of the TSA Exchange Equity, will be determined based on the grid set forth below (the “LTV Grid”) upon closing of the Transaction Madewell LTV is calculated as: ((Applicable Chinos SPV Indebtedness / Madewell Collateral Percentage) + Madewell Indebtedness + Madewell Preferred Stock) / Madewell Enterprise Value Applicable Chinos SPV Indebtedness: outstanding indebtedness and preferred equity, including accrued and unpaid interest or dividends, through the Chinos SPV security for which the LTV is being calculated Madewell Collateral Percentage: means the number of shares of Madewell common equity held by Chinos SPV divided by the total number of shares of Madewell common equity on a fully-diluted basis Applicable levels to be interpolated linearly and rounded to the nearest 0.125% increment Project Monet II Financial Overview LTV Grid LTV Grid 12

Project Monet II Financial Overview Timeline of the Transactions Date Key Dates December 2nd Earnings release; earnings call; Transaction announcement December 3rd Term Loan Lender call; launch TSA joinder solicitation process December 10th Joinder execution deadline at 5:00pm est for TSA Exchange Equity March 2nd Madewell IPO launch deadline1 March 18th Outside date for Transaction Closing1 Key Madewell IPO Date Key Term Loan Exchange Date April 2020 S M T W T F S 29 30 31 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 2 3 4 5 6 7 8 9 March 2020 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 1 2 3 4 5 6 7 8 9 10 11 February 2020 S M T W T F S 26 27 28 29 30 31 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 1 2 3 4 5 6 7 January 2020 S M T W T F S 29 30 31 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 1 2 3 4 5 6 7 8 December 2019 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 1 2 3 4 5 6 7 8 9 10 11 November 2019 S M T W T F S 27 28 29 30 31 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 1 2 3 4 5 6 7 13 The launch and outside date be extended to no later than April 14, 2020 and April 30, 2020, respectively, with majority consent of the initial TSA parties (those who were party prior to December 2, 2019) obtained on or before February 24, 2020.